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                                                                    EXHIBIT 10.1


                   RESTRICTED STOCK AGREEMENT FOR EMPLOYEES
                   ----------------------------------------


          THIS RESTRICTED STOCK AGREEMENT (the "Agreement"), effective as of October 3, 1997, between Assisted Living Concepts, Inc., a Nevada corporation (the "Company"), and William McBride III, an employee of the Company (the employee is hereinafter referred to as the "Employee"):

          WHEREAS, the Company has established the Assisted Living Concepts, Inc. Amended and Restated 1994 Stock Option Plan (the "Plan"); and

          WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

          WHEREAS, the Plan provides for the issuance of shares of Common Stock, par value $.01 per share, subject to certain restrictions thereon (hereinafter referred to as "Restricted Stock"); and

          WHEREAS, the Compensation Committee of the Company's Board of Directors, appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to issue the Restricted Stock provided for herein to the Employee in consideration of the Employee's past and future services to the Company and other good and valuable consideration provided for herein, and has advised the Company thereof and instructed the undersigned officers to issue said Restricted Stock;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

          Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the
contrary.   The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Plan.

Section 1.1 - Board
-----------   -----

     "Board" shall mean the Board of Directors of the Company.
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Section 1.2 - Cause
-----------   -----

     "Cause" shall have the meaning ascribed to such term in the Employee's employment agreement with the Company or a Subsidiary; provided, however, that
                                                       --------  -------
if "Cause" is not defined therein or if no such employment agreement is then in effect, then "Cause" shall have such meaning, in conformance with applicable law, as the Committee, in its sole and absolute discretion, shall determine is appropriate.

Section 1.3 - Code
-----------   ----

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4 - Committee
-----------   ---------

     "Committee" shall mean the Compensation Committee of the Board, appointed as provided in the Plan.

Section 1.5 - Company
-----------   -------

     "Company" shall mean Assisted Living Concepts, Inc., a Nevada corporation.

Section 1.6 - Employment Agreement
-----------   --------------------

     "Employment Agreement" shall mean that certain employment agreement between the parties which is being executed and delivered contemporaneously herewith, as it may be amended from time to time by the parties.

Section 1.7 - Exchange Act
-----------   ------------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.8 - Plan
-----------   ----

     "Plan" shall mean the Assisted Living Concepts, Inc. Amended and Restated 1994 Stock Option Plan, as amended from time to time.

Section 1.9 - Restricted Stock
-----------   ----------------

     "Restricted Stock" shall mean Common Stock of the Company issued under this Agreement and subject to the Restrictions imposed hereunder.

Section 1.10 - Restrictions
------------   ------------

     "Restrictions" shall mean the restrictions on sale or other transfer set forth in Section 4.2 and the exposure to forfeiture set forth in Section 3.1.

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Section 1.11 - Secretary
------------   ---------

     "Secretary" shall mean the Secretary of the Company.

Section 1.12 - Subsidiary
------------   ----------

     "Subsidiary" shall mean any corporation in which stock possessing fifty percent or more of the total combined voting power, or fifty percent or more of the value, of all classes of stock is owned directly or indirectly by the Company.

                                   ARTICLE 2

                          ISSUANCE OF RESTRICTED STOCK
                          ----------------------------

     In consideration of the execution by the Employee of the Employment Agreement and for other good and valuable consideration, on the date hereof the Company irrevocably issues to the Employee 200,000 shares of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

                                   ARTICLE 3

                                  RESTRICTIONS
                                  ------------

Section 3.1 - Forfeiture of Restricted Stock
-----------   ------------------------------

     Immediately upon a termination of employment under the Employment Agreement for Cause or by reason of voluntary resignation (not for "Good Reason" as defined in the Employment Agreement), the Employee's rights in the Restricted Stock then subject to Restrictions shall be forfeited.

Section 3.2 - Legend
-----------   ------

     Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse or shall have been removed and new certificates are issued pursuant to Section 3.3, bear the following legend:

     "The shares represented by this certificate are subject to reacquisition by Assisted Living Concepts, Inc., and such shares may not be sold or otherwise transferred except pursuant to the provisions of the Restricted Stock Agreement by and between Assisted Living Concepts, Inc. and the registered owner of such shares."

Section 3.3 - Lapse of Restrictions
-----------   ---------------------

     (a) Subject to Sections 3.1, 3.4, and 3.5, the Restrictions shall lapse in four (4) cumulative installments commencing on the fourth anniversary of the date of this Agreement

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as follows: on the forth, fifth, sixth, and seventh anniversaries of the date of this Agreement, twenty-five percent (25%) of the shares of Restricted Stock and the Restrictions on such shares shall lapse.

     (b) Upon the lapse of the Restrictions, the Company shall cause new certificates to be issued with respect to such shares and delivered to the Employee or his legal representative, free from the legend provided for in
Section 3.2 and any of the other Restrictions. Notwithstanding the foregoing, no such new certificate shall be delivered to the Employee or his legal representative unless and until the Employee or his legal representative shall have paid to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Employee resulting from the grant of Restricted Stock or the lapse or removal of the Restrictions.

Section 3.4 - Removal of Restrictions; Acceleration of Lapse of Restrictions,
-----------   ---------------------------------------------------------------
Etc.
----

     (a) By resolution, the Committee may, on such terms and conditions as it deems appropriate, remove any or all of the Restrictions.

     (b) Subject to Section 3.5, if the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, the Committee, in its sole and absolute discretion, shall have the discretion and power to determine and to make effective provision for acceleration of the time or times at which any Restrictions shall lapse or be removed. In addition, in the case of the occurrence of any event described in this subsection 3.4, the Committee, subject to the provisions of the Plan and this Agreement, shall make an appropriate and proportionate adjustment in the number and kind of shares of Restricted Stock, to the end that after such event the Employee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon the Employee, the Company and all other interested persons.

Section 3.5 - Lapse of Restrictions
-----------   ---------------------

     The Restrictions shall lapse, and the Restricted Stock shall cease to be subject to forfeiture under Section 3.1, in the event that Employee shall be entitled to the termination benefits payable under Section 6(a) or 6(b) of the Employment Agreement.

Section 3.6 - Restrictions On New Shares
-----------   --------------------------

     In the event that the Employee receives any new or additional or different shares or securities by reason of any transaction or event described in subsection 3.4, such new or additional or different shares or securities which are attributable to the Employee in his capacity as the owner of the Restricted Stock then subject to Restrictions, shall be considered to be Restricted Stock and shall be subject to all of the Restrictions, unless the Committee provides, pursuant to Section 3.4, for the removal or lapse of the Restrictions on the shares of

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Restricted Stock underlying the distribution of the new or additional shares or securities, or unless the Restrictions automatically lapse pursuant to Section 3.5.

                                   ARTICLE 4

                                 MISCELLANEOUS
                                 -------------

Section 4.1 - Administration
-----------   --------------

     The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Restricted Stock.

Section 4.2 - Restricted Stock Not Transferable
-----------   ---------------------------------

     Restricted Stock (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to the following Restrictions until such Restrictions lapse or shall be removed pursuant to this
Agreement: Neither the Restricted Stock nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4.2
                                   --------  -------
shall not prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder.

Section 4.3 - Conditions to Issuance of Stock Certificates
-----------   --------------------------------------------

     Shares of Restricted Stock may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange

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Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

     (d) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

Section 4.4 - Escrow
-----------   ------

     The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing the Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.4, until all of the Restrictions lapse or shall have been removed; provided,
                                                                --------
however, that in no event shall the Employee retain physical custody of any
-------
certificates representing Restricted Stock issued to him.

Section 4.5 - Notices
-----------   -------

     Any notice to be given by the Employee under the terms of this Agreement shall be addressed to the Secretary of the Company or his office. Any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.6 - Rights as Stockholder
-----------   ---------------------

     Except as otherwise provided herein, upon the delivery of Restricted Stock to the escrow holder pursuant to Section 4.4, the holder of the Restricted Stock shall have all the rights of a stockholder with respect to the Restricted Stock (excluding the right to vote the Restricted Stock), including the right to receive all dividends or other distributions paid or made with respect to the Restricted Stock; provided, however, that any and all shares of Common Stock
                  --------  -------
received by holders of Restricted Stock with respect to such Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization shall also be subject to the Restrictions until the Restrictions on the underlying shares of Restricted Stock lapse or are removed pursuant to this Agreement.

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Section 4.7 - Titles
-----------   ------

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.8 - Construction
-----------   ------------

     This Agreement shall be administered, interpreted and enforced under the internal laws of the state of incorporation of the Company without regard to the principles of conflicts of laws thereof.

Section 4.9 - Conformity to Securities Laws
-----------   -----------------------------

     The Employee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act of 1933, as amended, and the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Restricted Stock is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the Restricted Stock shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.10 - Amendments
------------   ----------

     This Agreement and the Plan may be amended without the consent of the Employee provided that such amendment would not impair any rights of the Employee under this Agreement. No amendment of this Agreement shall, without the consent of the Employee, impair any rights of the Employee under this Agreement.

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          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                              ASSISTED LIVING CONCEPTS, INC.,
                              a Nevada corporation.



                              By /s/ Stephen Gordon
                                 Name:  Chief Financial Officer
                                 Title:  Stephen Gordon

                              Employee

                              /s/ William McBride III

                              William McBride III




                                         Address

                              Employee's Taxpayer Identification
                              Number:
                                     ------------------------------------------

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